Integration and Restructuring Costs	12 Months Ended
Dec. 31, 2017
Restructuring and Related Activities [Abstract]
Integration and Restructuring Costs
Integration and Restructuring Costs
In 2017, the Company implemented restructuring actions which resulted in costs totaling $40 million. Restructuring costs consist primarily for severance at Mercer, Marsh and Corporate, as well as future rent under non-cancelable leases at Corporate. These costs were incurred as follows: Risk and Insurance Services—$11 million; Consulting—$19 million; and Corporate—$10 million.
Details of the restructuring liability activity from January 1, 2016 through December 31, 2017, including actions taken prior to 2017, are as follows:

(In millions)	Balance at 1/1/16	Expense Incurred	Cash Paid	Other	Balance at 12/31/16	Expense Incurred	Cash Paid	Other	Balance at 12/31/17
Severance	$15	$40	$(22)	$(1)	$32	$31	$(49)	$1	$15
Future rent under non-cancelable leases and other costs	78	4	(17)	(4)	61	9	(22)	2	50
Total	$93	$44	$(39)	$(5)	$93	$40	$(71)	$3	$65

As of January 1, 2015, the liability balance related to restructuring activity was $92 million. In 2015, the Company accrued $28 million and had cash payments and other adjustments of $27 million related to restructuring activities that resulted in the liability balance at January 1, 2016 reported above.
The expenses associated with the above initiatives are included in compensation and benefits and other operating expenses in the consolidated statements of income. The liabilities associated with these initiatives are classified on the consolidated balance sheets as accounts payable and accrued liabilities, other liabilities, or accrued compensation and employee benefits, depending on the nature of the items.